STATE ATTORNEY
DX 298 PRETORIA

IN THE CONSTITUTIONAL COURT OF SOUTH AFRICA

CASE NO: CCT 48/2013

In the matter between:-

ALLPAY CONSOLIDATED INVESTMENT HOLDINGS (PTY) LTD	First Applicant
ALLPAY FRESS STATE (PTY) LTD	Second Applicant
ALLPAY WESTERN CAPE (PTY) LTD	Third Applicant
ALLPAY GAUTENG (PTY) LTD	Fourth Applicant
ALLPAY EASTERN CAPE (PTY) LTD	Firth Applicant
ALLPAY KWAZULU NATAL (PTY) LTD	Sixth Applicant
ALLPAY MPUMALANGA (PTY) LTD	Seventh Applicant
ALLPAY LIMPOPO (PTY) LTD	Eighth Applicant
ALLPAY NORTH WEST (PTY) LTD	Nineth Applicant
ALLPAY NORTHERN CAPE (PTY) LTD	Tenth Applicant
MICAWBER 851 (PTY) LTD	Eleventh Applicant
MICAWBER 852 (PTY) LTD	Twelfth Applicant
MICAWBER 853 (PTY) LTD	Thirteenth Applicant
MICAWBER 854 (PTY) LTD	Fourteenth Applicant

and

THE CHIEF EXECUTIVE OFFICER OF THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	First Respondent
THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	Second Respondent
CASH PAYMASTER SERVICE (PTY) LTD	Third Respondent

EZIDLUBHEDU INVESTMENT HOLDINGS (PTY) LTD	Fourth Respondent
FLASH SAVINGS AND CREDIT COOPERATIVE	Fifth Respondent
ENLIGHTENED SECURITY FORCE (PTY) LTD	Sixth Respondent
MOBA COMM (PTY) LTD	Seventh Respondent
EMPILWENI PAYOUT SERVICES (PTY) LTD	Eighth Respondent
PENSION MANAGEMENT (PTY) LTD	Nineth Respondent
MASINGITA FINANCIAL SERVICE (PTY) LTD	Tenth Respondent
THE SOUTH AFRICAN POST OFFICE	Eleventh Respondent
ROMAN PROTECTION SOLUTIONS CC	Twelfth Respondent
UBANK LIMITED	Thirteenth Respondent
AFRICAN RENAISSANCE INVESTMENT MANAGEMENT (PTY) LTD	Fourteenth Respondent
STANDARD BANK GROUP LIMITED	Fifteenth Respondent
NEW SOLUTIONS (PTY) LTD	Sixteenth Respondent
ITHALA LIMITED	Seventeenth Respondent
KTS TECHNOLOGY SOLUTIONS CONSORTIUM	Eighteenth Respondent

FILING SHEET

DOCUMENT: PROGRESS REPORT ON THE IMPLEMENTATION OF THE CONSTITUTIONAL COURT JUDGMENT

FILED BY: 1ST AND 2ND RESPONDENTS' ATTORNEYS
THE STATE ATTORNEY
GROUND FLOOR

255 SCHOEMAN STREET
PRETORIA
PRIVATE BAG X91
PRETORIA
Ref: 1007/12/Z1/MM
Tel: 012 309 1501/02
Fax: 012 328 2662/3
Dx: 298 PRETORIA
Email: DiMolepo@justice.gov.za
Enq: **DIKELEDI MOLEPO**

TO: THE REGISTRAR OF THE
CONSTITUTIONAL COURT
BRAAMFONTEIN

AND TO: APPLICANTS ATTORNEYS
NORTONS INC
135 DAISY STREET
SANDTON
REF: A NORTON/ A ROETS
SANDTON
Tel: (011) 666 7560
Fax: 086 600 5529
Email: Anthony@nortonsinc.com
Ref: A Norton / A Roets

AND TO: ATTORNEYS FOR 3RD RESPONDENTS
SMIT SEWGOOLAM INC
12 AVONWOLD ROAD
CNR JAN SMUTS AVENUE
SAXONWOLD
Tel: (011) 646 0006
Fax: (011) 646 0016
E-mail: tiaan@smitsew.co.za
Ref: T Jonker

AND TO: ATTORNEYS FOR THE CENTRE FOR CHILD LAW

LEGAL RESOURCES CENTRE
CONSTITUTIONAL LITIGATION UNIT
16TH FLOOR, BRAM FISCHER HOUSE
20 ALBERT STREET
JOHANNESBURG
Tel: (011) 836 9831
Fax: (011) 834 4273
E-mail: bongumusa@lrc.org.za
Ref: Bongumusa/1075212L

AND TO: ATTORNEYS FOR CORRUPTION WATCH

VAN HULSTEYNS ATTORNEYS
3RD FLOOR, SUNDTON CITY
58 FIFTH STREET
SANDTON
Tel: (011) 523 5300
Fax: (011) 523 5326
E-mail: Daniel@vlaw.co.za
Ref: A LEGG / D RAATH

2ND PROGRESS REPORT TO THE CONSTITUTIONAL COURT

IMPLEMENTATION OF THE CONSTITUTION COURT JUDGEMENT

On the 05th of June 2014 SASSA provided the Constitutional Court with a progress report regarding the initiation of the new tender process. In that report SASSA made a firm commitment to honour the Constitutional Court Order and stated time frames within which key activities were to be achieved.

In the ensuing period, SASSA has conducted various processes and engaged with various stake holders and government departments with a view to complying and giving effect to the court order and the directions issued. As a consequence, a Bid Specification Committee was appointed which compiled the draft specification document. Although the intention was to have the Bid document advertised within three months post the pre-planning process, the process however took an unavoidably lengthy period of time.

In compiling the bid document the following pertinent factors came to the fore:

a. the extent to which the current payment system gave rise to unintended consequences (some of which were alluded to in the judgment of this court) which impacted negatively on the beneficiaries;
b. the concerns raised by certain government departments insofar as the current payment system could give rise to skewed positions and the need to create best practices taking into account governments overall fiscal and banking imperatives;
c. input from beneficiaries and and stakeholders by way of a survey in order to establish preferences, undesirable outcomes and to eradicate harmful practices;
d. the need to define and stipulate more clearly the bid criteria.

The Bid Specification Committee has now completed the draft Bid Specification Document. The document has been consulted upon at Ministerial level, within both the Department of Social Development and SASSA at various levels. The outstanding consultations before final release of the documents have been scheduled for the week of 22nd – 26th of September with National Treasury (Office of the Chief Procurement officer) and the South African Reserve Bank. These consultations have always been necessary and are integral to the roll out and enhancement of the payment system.

It is envisaged that the tender will be published during the week of the 6th – 12th October 2014 and the advertisement will appear in the Government printing, daily and weekly newspapers.

The appointment of the Bid Evaluation Committee and the Bid Adjudication Committee will be finalised once the Bid has been advertised and the submission of the tender closed[1].

---

[1] In terms of SASSA Supply Chain Management Policy (2012), Section 9.2.1, the appointment of the BEC should only be made after the closing of the Bid